================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2003


                                    PSC INC.
             (Exact Name of Registrant as Specified in its Charter)

           NEW YORK                     0-9919                  16-0969362
           --------                     ------                  ----------
        (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

  111 S.W. FIFTH AVENUE, SUITE 4100,PORTLAND, OREGON               97204
  --------------------------------------------------               -----
            (Address of principal executive                      (Zip Code)
                       offices)


                                 (503) 553-3920
              (Registrant's telephone number, including area code)

                                 Not applicable
                   (Former name or former address; if changed
                               since last report.)


================================================================================

Item 5.   Other Events

         As previously reported, on November 22, 2002, PSC Inc. (the "Company") filed a voluntary bankruptcy petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Since the November 22, 2002 petition date, the Company has operated as a debtor in possession and is in compliance with all bankruptcy reporting requirements.

         As a result of the Chapter 11 proceeding, each month the Company is required to file with the Bankruptcy court a schedule of monthly income and expenses, along with selected balance sheet data (the "Monthly Operating Statement"). On February 18, 2003, the Registrant filed a Monthly Operating Statement with the Bankruptcy Court covering the period of January 1, 2003 to January 24, 2003. This Monthly Operating Statement is filed as Exhibit 99.1 to this Current Report.

         The financial data included in the Monthly Operating Statement is not audited. The Monthly Operating Statement is in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statement is complete. The Monthly Operating Statement also contains information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("the Exchange Act"). This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Statement should not be viewed as indicative of future results.

Item 7.  Financial Statements and Exhibits.

(c)      EXHIBITS.
         --------

EXHIBIT NO.           DESCRIPTION
----------            -----------

99.1 PSC Inc. Monthly Operating statement for the period from January 1, 2003 to January 24, 2003

FORWARD LOOKING STATEMENTS

           Certain statements in this Form 8-K are forward-looking statements that involve risk and uncertainties, which may cause actual results to differ materially from the statements made including market potential, regulatory clearances, business growth and other risks listed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements represent the Company's judgment, as of the date of this release, and the Company disclaims any intent or obligation to update these forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            PSC INC.

                            By:    /s/EDWARD J. BOREY
                                   -----------------------------
                            Name:  Edward J. Borey
                            Title: President, Chief Executive
                                   Officer and Director

Dated:  February 19, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION
----------             -----------

99.1 PSC Inc. Monthly Operating statement for the period from January 1, 2003 to January 24, 2003

MONTHLY OPERATING REPORT                                           DEBTOR:                    PSC INC.
                                                                                  --------------------

                                                                   CASE #:              02-15876 (SMB)
                                                                                  JOINTLY ADMINISTERED
                                                                                  --------------------
                                                          REPORTING PERIOD:              JANUARY, 2003
                                                                                  --------------------

Monthly Operating Report Prepared By Debtor
                                                                                 -----------------
TABLE OF CONTENTS                                                                  Form Number
                                                                                 -----------------
      Statement of Operations                                                         MOR 1
      Balance Sheet                                                                   MOR 2
      Cashflow Statement                                                              MOR 3
      Schedule of Cash Receipts and Disbursements                                     MOR 4
      Schedule of Cash Receipts and Disbursements - Detailed Report                   MOR 4-A
      Schedule of Accounts Payable                                                    MOR 5
      Status of Post-Petition Taxes
                 Sales Tax                                                            MOR 6
                 Payroll Taxes                                                        MOR 7
                 Property Taxes                                                       MOR 8
      Accounts Receivable                                                             MOR 9
      Debtor Questionnaire And Insurance Certification                                MOR 10
      Notes To Financials                                                             MOR 11

      Debtor:                  PSC Inc.                             02-15876 (SMB)
                               PSC Scanning, Inc.                   02-15877 (SMB)

      Address:                 111 SW Fifth Avenue, Suite 4100
                               Portland, OR  97204

      Debtors' Attorneys:      Schulte Roth & Zabel LLP
                               919 Third Avenue
                               New York, NY   10022

      CERTIFICATION:
      The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

      -----------------------------------------------------------          ------------------------------------------------
      Signature of Authorized Individual                                   Date

      Paul M. Brown                                                        Vice President and Chief Financial Officer
      -----------------------------------------------------------          ------------------------------------------------
      Printed Name of Authorized Individual                                Title of Authorized Individual

                                                                                                         -----------------
      Indicated if this is an amended statement by checking here:          AMENDED STATEMENT:
                                                                                                         -----------------

PSC INC.
CASE #:  02-15876 (SMB)
REPORTING PERIOD:  JANUARY, 2003
$ AMOUNTS IN THOUSANDS
                                                                        -----------------------  ---------------------
                                                                              UNAUDITED               UNAUDITED
                                                                        -----------------------  ---------------------
                                                                             December 31,            January 24,
CONSOLIDATED STATEMENT OF OPERATIONS (MOR-1)                    (a)              2002                    2003         (b)
                                                                        -----------------------  ---------------------
Sales to third parties                                                                $ 15,529               $ 11,523

Cost of Sales                                                                           11,261                  7,172
                                                                        -----------------------  ---------------------

      GROSS PROFIT                                                                       4,268                  4,351
                                                                        -----------------------  ---------------------
Operating Expenses
      Sales & Marketing                                                                  3,526                  2,382
      Engineering, R&D                                                                   1,089                  1,058
      General & Administrative                                                           1,304                    804
      Debt Restructuring Fees                                                              450                    503
      Foreign Curr. (Gain) Loss                                                           (212)                  (114)
      Write-off of Debt Discount                                                                                  732
      Write-off of Goodwill                                                                  -                    633
                                                                        -----------------------  ---------------------
           Total Operating Expenses                                                      5,955                  5,998

      OPERATING PROFIT (LOSS)                                                           (1,687)                (1,647)
                                                                        -----------------------  ---------------------
Other (Income) Expense
      Other (Income) Expense                                                            (1,788)                   (26)
      Interest Expense                                                                      77                     30
                                                                        -----------------------  ---------------------
          Other (Income) Expense                                                        (1,711)                     4
                                                                        -----------------------  ---------------------

INCOME (LOSS) BEFORE TAXES                                                                $ 24               $ (1,651)

Tax Provision (Benefit)                                                                    338                     (2)
                                                                        -----------------------  ---------------------

NET INCOME (LOSS)                                                                       $ (314)              $ (1,649)
                                                                        =======================  =====================

Notes:
(a) This Statement of Operations is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The reporting period for January is January 1, 2003 to January 24, 2003

                                Page 3 of 15                   Schedule:  MOR-1

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:   January, 2003
$ Amounts in thousands
                                                      ---------------------  ---------------------    ---------------------
                                                           UNAUDITED              UNAUDITED                UNAUDITED
                                                      ---------------------  ---------------------    ---------------------
Consolidated Balance Sheet (MOR-2)                          11/22/02
                                                        (Petition Date)            12/31/02       (a)       1/24/03
                                                      ---------------------  ---------------------    ---------------------
ASSETS
------------------------------------------------------
CURRENT ASSETS
     Cash and cash equivalents                                       2,328                  3,308                    3,733
     Accounts Receivable - net                                      29,643                 29,012                   30,182
     Inventories - net                                              22,891                 20,121                   19,289
     Prepaid Expenses and Other                                      2,832                  3,960                    4,738
                                                      ---------------------  ---------------------    ---------------------
          Total current assets                                      57,694                 56,401                   57,942
                                                      ---------------------  ---------------------    ---------------------

PROPERTY, PLANT AND EQUIPMENT
     Land                                                                -                      -                        -
     Buildings & Improvements                                           29                     54                      559
     Office Furniture                                               13,966                 14,117                   14,153
     Production Equipment                                           17,629                 17,719                   17,852
     Leasehold Improvements                                            921                    926                      929
                                                      ---------------------  ---------------------    ---------------------
          Total property, plant and equipment                       32,545                 32,816                   33,493
     Less:  Accumulated Depreciation                               (23,961)               (24,337)                 (25,264)
                                                      ---------------------  ---------------------    ---------------------
          NET PROPERTY, PLANT AND EQUIPMENT                          8,584                  8,479                    8,229
                                                      ---------------------  ---------------------    ---------------------

OTHER ASSETS
     Intangibles from Acquisitions                                     102                     50                        -
     Other Intangibles                                              14,751                 15,119                   14,401
     Other Assets                                                     (358)                    86                      227
     Less:  Accumulated amortization                                (5,593)                (5,742)                  (5,909)
                                                      ---------------------  ---------------------    ---------------------
          Total other assets                                         8,902                  9,513                    8,719
                                                      ---------------------  ---------------------    ---------------------

TOTAL ASSETS                                                        75,180                 74,393                   74,890
                                                      =====================  =====================    =====================

                                Page 4 of 15                   Schedule:  MOR-2

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:   January, 2003
$ Amounts in thousands
                                                           ---------------------  ---------------------    ---------------------
                                                                UNAUDITED              UNAUDITED                UNAUDITED
                                                           ---------------------  ---------------------    ---------------------
Consolidated Balance Sheet (MOR-2)                              11/22/02
                                                             (Petition Date)            12/31/02       (a)       1/24/03
                                                           ---------------------  ---------------------    ---------------------
LIABILITIES & SHAREHOLDERS' EQUITY
-------------------------------------------
LIABILITIES (POST-PETITION)
-------------------------------------------
CURRENT LIABILITIES
     DIP Financing Arrangement                                                -                  4,000                    4,000
     Accounts Payable                                                         -                  4,945                    6,004
     Note Payable                                                             -                      -                        -
     Accrued Expenses                                                         -                    151                    2,144
     Accrued Interest                                                         -                     11                       39
     Deferred Revenue                                                         -                    131                      144
     Accrued Warranty                                                         -                    138                      297
     Accrued Taxes/VAT                                                        -                     19                     (172)
     Accrued Royalties                                                        -                    535                      855
     Accrued Payroll and Commissions                                          -                    947                    2,963
     Accr. Acq. Related Restructuring Costs                                   -                    550                        -
     Intercompany payable (receivable)                                        -                    170                     (248)
                                                           ---------------------  ---------------------    ---------------------
          TOTAL CURRENT LIABILITIES                                           -                 11,597                   16,026
                                                           ---------------------  ---------------------    ---------------------
LONG-TERM LIABILITIES
     Deferred Revenue                                                         -                      -                       29
     LT Warranty Accrual                                                      -                    110                      172
     Other LT Liabilities (includes warrants)                                 -                      -                      160
                                                           ---------------------  ---------------------    ---------------------
          TOTAL LONG-TERM LIABILITIES                                         -                    110                      361
                                                           ---------------------  ---------------------    ---------------------

TOTAL LIABILITIES (POST-PETITION)                                             -                 11,707                   16,387
                                                           ---------------------  ---------------------    ---------------------

LIABILITIES (PRE-PETITION)
-------------------------------------------
CURRENT LIABILITIES
     Secured debt                                                        93,462                 93,462                   93,462
     Priority debt                                                       29,268                 29,268                   30,000
     Note Payable                                                         1,651                  1,651                    1,651
     Accounts Payable                                                    17,226                  8,463                    6,675
     Accrued Expenses                                                     8,543                  6,956                    5,977
     Accrued Interest                                                    14,128                 13,927                   13,928
     Deferred Revenue                                                       884                    560                      615
     Accrued Warranty                                                     1,519                  1,387                    1,239
     Accrued Taxes/VAT                                                     (457)                     -                       12
     Accrued Royalties                                                    1,637                    716                      716
     Accrued Payroll and Commissions                                      2,983                  1,639                      539
     Accr. Acq. Related Restructuring Costs                                   -                      -                        -
     Intercompany payable (receivable)                                        -                      -                        -
                                                           ---------------------  ---------------------    ---------------------
          TOTAL CURRENT LIABILITIES                                     170,844                158,029                  154,814
                                                           ---------------------  ---------------------    ---------------------
LONG-TERM LIABILITIES
     Deferred Revenue                                                       550                    555                      523
     LT Warranty Accrual                                                  1,557                  1,497                    1,441
     Other LT Liabilities (includes warrants)                               489                    495                      333
                                                           ---------------------  ---------------------    ---------------------
          TOTAL LONG-TERM LIABILITIES                                     2,596                  2,547                    2,297
                                                           ---------------------  ---------------------    ---------------------
TOTAL LIABILITIES (PRE-PETITION)                                        173,440                160,576                  157,111
                                                           ---------------------  ---------------------    ---------------------
TOTAL LIABILITIES                                                       173,440                172,283                  173,498
                                                           ---------------------  ---------------------    ---------------------
SHAREHOLDERS' EQUITY
     Preferred Stock                                                          1                      1                        1
     Common Shares                                                          129                    129                      129
     Additional Paid-in Capital                                          73,078                 73,078                   73,078
     Cumulative Translation Adjustment                                   (3,277)                (2,593)                  (1,662)
     Retained earnings - prepetition                                   (166,834)              (166,834)                (166,834)
     Retained earnings - postpetition                                         -                   (314)                  (1,963)
     Less:  Treasury Shares                                              (1,357)                (1,357)                  (1,357)
                                                           ---------------------  ---------------------    ---------------------
          TOTAL SHAREHOLDERS' EQUITY                                    (98,260)               (97,890)                 (98,608)
                                                           ---------------------  ---------------------    ---------------------

TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                               75,180                 74,393                   74,890
                                                           =====================  =====================    =====================

(a) The Consolidated Balance Sheet is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

                                Page 5 of 15                   Schedule:  MOR-2

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:   January, 2003
                                                                          --------------------------    --------------------------
$ Amounts in thousands                                                            UNAUDITED                     UNAUDITED
                                                                          --------------------------    --------------------------

CONSOLIDATED STATEMENT OF CASHFLOWS (MOR-3)                       (b)              12/31/02         (a)         01/24/02
                                                                          --------------------------    --------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)                                                                              (314)                       (1,649)
     Adjustments to reconcile net income to net cash:
         Depreciation                                                                           348                           472
         Amortization                                                                            95
         Change in fair value of warrants                                                         -                           (10)
(INCREASE) DECREASE IN ASSETS:
     Accounts receivable                                                                        631                        (1,170)
     Inventories                                                                              2,770                           832
     Prepaid expenses and other                                                              (1,124)                         (778)
INCREASE (DECREASE) IN LIABILITIES:
     Accounts payable                                                                        (6,450)                          (42)
     Accrued expenses                                                                         1,771                        (2,111)
     Accrued payroll & commissions                                                             (351)                          916
     Other Long-term liabilities                                                               (132)                           79
                                                                          --------------------------    --------------------------
         Net Cash Provided by/(Used in) Operating Activities                                 (2,756)                       (3,461)
                                                                          --------------------------    --------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Capital expenditures, net                                                                 (243)                          (61)
     Proceeds from sale of assets                                                                 -
     Write-off of goodwill                                                                        -                           633
     Write-off of discount related to sub-debt                                                                              2,383
     Addition to intangible assets & other long-term assets, net                               (706)                            -
                                                                          --------------------------    --------------------------
         Net Cash Provided by/(Used in) Investing Activities                                   (949)                        2,955
                                                                          --------------------------    --------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Additions to Debtor-In-Possession Financing Arrangement                                  4,000                             -
     Additions (Payments) of long-term debt                                                       1
                                                                          --------------------------    --------------------------
         Net Cash Provided by/(Used in) Financing Activities                                  4,001                             -
                                                                          --------------------------    --------------------------

Effect of Exchange Rate Changes on Cash & Cash Equivalents                                      684                           931
                                                                          --------------------------    --------------------------

Net Increase (Decrease) in Cash & Cash Equivalents                                              980                           425
CASH AND CASH EQUIVALENTS, beginning of period                                                2,328                         3,308
                                                                          --------------------------    --------------------------
CASH AND CASH EQUIVALENTS, end of period                                                      3,308                         3,733
                                                                          ==========================    ==========================

Notes:
(a) This Statement of Cashflows is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The reporting period for January is January 1, 2003 to January 24, 2003

                                Page 6 of 15                   Schedule:  MOR-3

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:   JANUARY, 2003
$ AMOUNTS IN THOUSANDS
                                                                    ---------------------             ----------------------
                                                                         UNAUDITED                          UNAUDITED
                                                                    ---------------------             ----------------------

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS (MOR-4)           (a), (b)      12/31/02                          01/24/02
                                                                    ---------------------             ----------------------
Cash Receipts
------------------------------------------------------------

Accounts Receivable Collections                                                   10,394                              7,780
Cash Repatriations From International Subsidiaries                                 3,681                              3,176
Additions to Post-Petition Debt                                                    4,000                                  -
Other Cash Receipts                                                                    -
                                                                    ---------------------             ----------------------
   Total Cash Receipts                                                            18,075                             10,956
                                                                    ---------------------             ----------------------

OPERATING DISBURSEMENTS                                     (c)
------------------------------------------------------------

Payroll and Payroll Taxes                                                          2,638                              2,454
Accounts Payable And Accrued Liabilities                                          11,774                              6,662
Consulting and Professionals In The Normal Course                                    201                                125
Royalty Payments                                                                     921                                 30
Director & Officer Liability Insurance Payments                                      307                                600
Rents                                                                                221                                  -
Capital Expenditures                                                                 468                                185
DIP Interest                                                                                                             11
                                                                    ---------------------             ----------------------
TOTAL OPERATING DISBURSEMENTS                                                     16,530                             10,067
                                                                    ---------------------             ----------------------

BANKRUPTCY-RELATED FEES AND EXPENSES
------------------------------------------------------------

Payments To Professionals                                                              -                                  -
US Trustee Fees                                                                        -                                  -
Court Costs                                                                            -                                  -
Other Costs                                                                            -                                  -
                                                                    ---------------------             ----------------------
TOTAL BANKRUPTCY-RELATED FEES AND EXPENSES                                             -
                                                                    ---------------------             ----------------------
TOTAL CASH DISBURSEMENTS                                                          16,530                             10,067
                                                                    ---------------------             ----------------------

Net Change In Cash                                                                 1,545                                889
Beginning Cash Balance, US Bank Accounts                                            (282)                             1,263
                                                                    ---------------------             ----------------------
ENDING CASH BALANCE, US BANK ACCOUNTS                                              1,263                              2,152
                                                                    =====================             ======================

RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                                            1,263                              2,152
Cash - International Bank Accounts (Not In Chapter 11)                             2,045                              1,581
                                                                    ---------------------             ----------------------
TOTAL CASH PER BALANCE SHEET                                                       3,308                              3,733
                                                                    =====================             ======================

(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. Reporting period for January, 2003 is actually January 1 to January 24, 2003.

(c) Includes payment of Court-approved Pre-Petition items.

                                Page 7 of 15                   Schedule:  MOR-4

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:   JANUARY, 2003
                                                         ---------    --------    -----------   ---------   ------------  ---------
$ AMOUNTS IN THOUSANDS                                    PSC Inc.  PSC Scanning     TOTAL       PSC Inc.   PSC Scanning    TOTAL
                                                                                  -----------                             ---------
                                                            Only        Only       UNAUDITED       Only         Only      ANAUDITED
                                                         ---------    --------    -----------   ---------   -----------   ---------

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS      (a), (b)  12/31/02    12/31/02     12/31/02      01/24/02     01/24/02    01/24/02
 (MOR-4A)                                                ---------    --------    -----------   ----------  -----------   ---------
Cash Receipts
-----------------------------------------
Accounts Receivable Collections                                  -      10,394        10,394            -       7,780        7,780
Cash Repatriations From International Subsidiaries               -       3,681         3,681            -       3,176        3,176
Additions to Post-Petition Debt                                  -       4,000         4,000            -           -            -
Other Cash Receipts                                              -           -             -            -           -            -
                                                         ---------    --------    -----------   ----------  ----------    ---------
   Total Cash Receipts                                                  18,075        18,075            -      10,956       10,956
                                                         ---------    --------    -----------   ----------  ----------    ---------
OPERATING DISBURSEMENTS                           (c)
-----------------------------------------
Payroll and Payroll Taxes                                       91       2,547         2,638           87       2,367        2,454
Accounts Payable And Accrued Liabilities                        72      11,702        11,774           46       6,599        6,662
Consulting and Professionals In The Normal Course              214         (13)          201           25         100          125
Royalty Payments                                                 -         921           921            -          30           30
Director & Officer Liability Insurance Payments                  -         307           307          600           -          600
Rents                                                           17         204           221           17           -            -
Capital Expenditures                                             -         468           468            -         185          185
DIP Interest                                                                                                       11           11
                                                          ---------    --------    -----------   ----------  ----------    ---------
TOTAL OPERATING DISBURSEMENTS                                  394      16,136        16,530          775       9,281       10,067
                                                          ---------    --------    -----------   ----------  ----------    ---------
BANKRUPTCY-RELATED FEES AND EXPENSES
-------------------------------------------------
Payments To Professionals                                                                  -                                     -
US Trustee Fees                                                                            -                                     -
Court Costs                                                                                -                                     -
Other Costs                                                                                -                                     -
                                                                                   -----------                             ---------
TOTAL BANKRUPTCY-RELATED FEES AND EXPENSES                                                 -                                     -
                                                                                   -----------                             ---------
TOTAL CASH DISBURSEMENTS                                                               16,530                                10,067
                                                                                   -----------                             ---------

Net Change In Cash                                                                      1,545                                   889
Beginning Cash Balance, US Bank Accounts                                                 (282)                                1,263
                                                                                   -----------                             ---------
ENDING CASH BALANCE, US BANK ACCOUNTS                                                   1,263                                 2,152
                                                                                   ===========                             =========

RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                                                 1,263                                 2,152
Cash - International Bank Accounts (Not In Chapter 11)                                  2,045                                 1,581
                                                                                   -----------                             ---------
TOTAL CASH PER BALANCE SHEET                                                            3,308                                 3,733
                                                                                   ===========                             =========

(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. Reporting period for January, 2003 is actually January 1 to January 24, 2003.

(c) Includes payment of Court-approved Pre-Petition items.

                                Page 8 of 15                   Schedule:  MOR-4A

PSC, INC.
PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:   January, 2003
$ Amounts in thousands
                                                                          --------------------      --------------------
                                                                               UNAUDITED                 UNAUDITED
                                                                          --------------------      --------------------

SCHEDULE OF ACCOUNTS PAYABLE (MOR-5)                                           12/31/02                  1/24/2003
                                                                          --------------------      --------------------

Trade Accounts Payable
US Pre-Petition Accounts Payable                                                        7,870                     6,675
US Post-Petition Accounts Payable                                                       4,945                     5,551
Foreign Subsidiary Accounts Payable                                                       593                       453
                                                                          --------------------      --------------------
     TOTAL CONSOLIDATED ACCOUNTS PAYABLE                                               13,408                    12,679
                                                                          ====================      ====================



                                                                          --------------------      --------------------
                                                                                Payable                   Payable
INTERCOMPANY TRADE ACCOUNTS                               (a)                 (Receivable)              (Receivable)
                                                                          --------------------      --------------------
     PSC Inc.  (debtor)                                                                 9,715                    14,012
     PSC Scanning, Inc  (debtor)                                                      (19,765)                  (21,708)
     PSC UK                                                                              (233)                     (337)
     PSC France                                                                           686                       623
     PSC Italy                                                                          2,551                     2,713
     PSC Germany                                                                        3,559                     3,594
     PSC Australia                                                                         10                      (138)
     PSC Japan                                                                            268                       287
     Consolidation Eliminations                                                         3,209                       954
                                                                          --------------------      --------------------
     TOTAL INTERCOMPANY TRADE ACCOUNTS                                                      -                         -
                                                                          ====================      ====================










Note:

(a) All cash flows within subsidiaries flow from the foreign subsidiaries to the domestic debtors. There are no cash disbursements from the debtors to non-debtor subsidiaries.

                                Page 9 of 15                   Schedule:  MOR-5

PSC INC.

CASE #:   02-15876 (SMB)
                                                                                                                   -----------
REPORTING PERIOD:   JANUARY, 2003                                                                                   UNAUDITED
                                                                                                                   -----------
SCHEDULE OF SALES AND USE TAXES (MOR-6)
                                         ------------------------------------------------------------------------------------------

                                                                        SALES & USE TAX LIABILITY

                                         ------------------------------------------------------------------------------------------
JURISDICTION                               12/31/02                               TOTAL       PAYMENTS    PAYMENTS      01/24/03
                                           BALANCE     COLLECTED     DISCOUNT  COLLECTIONS      MADE        DATE         BALANCE
                                         ------------------------------------------------------------------------------------------
Canada                                       1,518      (3,147)                    3,147       (2,726)      1/17/03        1,939
Arkansas                                       208        (322)                      322         (208)      1/17/03          322
Arizona                                     (7,386)       (253)                      253                                  (7,132)
California                                  (1,692)     (1,252)                    1,252          (14)      1/17/03         (454)
Colorado                                       212        (170)                      170         (212)      1/17/03          170
Florida                                      1,382        (415)                      415       (1,382)      1/17/03          415
Georgia                                      1,085      (2,069)                    2,069       (1,085)      1/17/03        2,069
Hawaii/adj to be made                          (22)                                    -                                     (22)
Illinois                                     1,678      (1,215)                    1,215       (1,678)      1/17/03        1,215
Indiana                                     (9,162)       (278)                      278                                  (8,884)
Louisiana/adj to be made                        (6)                                    -                                      (6)
Massachusetts                                 (665)         27                       (27)                                   (692)
Maryland                                       126         (27)                       27         (126)      1/17/03           27
Michigan                                       820        (310)                      310         (820)      1/10/03          310
Minnesota                                    3,866         (11)                       11                                   3,877
Minnesota/adj to be made                     1,305                                     -                                   1,305
North Carolina                              11,372        (893)                      893      (11,372)      1/13/03          893
New Jersey                                  (6,693)         14                       (14)                                 (6,707)
New York                                     1,266         681                      (681)      (1,266)      1/17/03         (681)
Ohio                                        (1,322)     (2,530)                    2,530                                   1,208
Oklahoma                                       (46)                                    -                                     (46)
Pennsylvania                                 1,143      (2,283)                    2,283       (1,143)      1/17/03        2,283
Tennessee                                     (877)     (1,392)                    1,392                                     515
Texas                                        3,120      (1,329)                    1,329       (3,120)      1/17/03        1,329
Virginia                                     1,275        (135)                      135       (1,275)      1/17/03          135
Washington                                    (616)       (148)                      148          (38)      1/17/03         (506)
Posting errors to be adj                        76                                     -                                       6
                                         ------------------------------------------------------------------------------------------
Total                                        1,967     (17,458)          -        17,458      (26,465)                    (7,108)
                                         ==========================================================================================


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The reporting period for January, 2003 is actually from January 1, 2003 to January 24, 2003.


                                Page 10 of 15                  Schedule:  MOR-6



PSC INC.

CASE #:   02-15876 (SMB)
                                                                                                                         ----------
REPORTING PERIOD:   JANUARY, 2003                                                                                         UNAUDITED
                                                                                                                         ----------
SCHEDULE OF PAYROLL & PAYROLL TAXES (MOR-7)
                   ------------------------------    -------------------------  -------------------------------   -----------------
                                                             EMPLOYEE                      EMPLOYER                      DATE
                      GROSS SALARY/WAGES PAID          PAYROLL TAXES WITHHELD    PAYROLL TAXES CONTRIBUTIONS        TAXES REMITTED
  JURISDICTION      1/3/03     1/17/03      TOTAL     1/3/03   1/17/03   TOTAL      1/3/03    1/17/03   TOTAL      1/3/03   1/17/03
                   ------------------------------    -------------------------  -------------------------------   -----------------
                   1,097,614  1,111,575   2,209,189
 Federal                                              23,168   128,616   251,784                              -    1/3/03   1/17/03
 EIC                                                                           -                              -
 Social Security                                      66,091    66,946   133,036    66,091    66,946    133,036    1/3/03   1/17/03
 Medicare                                             15,457    15,657    31,113    15,457    15,657     31,113    1/3/03   1/17/03
 FUTA                                                                          -     8,353     7,243     15,596    1/3/03   1/17/03
 California                                            1,516     1,328     2,844     1,456       978      2,434    1/3/03   1/17/03
 Colorado                                                127       111       238       101        91        192    1/3/03   1/17/03
 Florida                                                                       -       149       106        255    1/3/03   1/17/03
 Georgia                                               1,773     1,616     3,388                              -    1/3/03   1/17/03
 Indiana                                                  82        70       152        74        64        138    1/3/03   1/17/03
 Massachusetts                                           112        95       208        43        38         80    1/3/03   1/17/03
 Maryland                                                                      -                              -
 North Carolina                                          147       121       268        52        45         97    1/3/03   1/17/03
 New Jersey                                              188       151       339       188       165        353    1/3/03   1/17/03
 Nevada                                                                        -       103        93        196    1/3/03   1/17/03
 New York                                                699       610     1,309       495       421        916    1/3/03   1/17/03
 Ohio                                                  2,366     2,246     4,612       820       445      1,265    1/3/03   1/17/03
 Oregon                                               51,474    50,930   102,404    23,810    23,816     47,626    1/3/03   1/17/03
 Pennsylvania                                            472     1,155     1,627       272       124        395    1/3/03   1/17/03
 Texas                                                                         -       105       125        230    1/3/03   1/17/03
 Utah                                                    147       124       271         3         3          5    1/3/03   1/17/03
 Washington                                                                    -        98        73        171    1/3/03   1/17/03
 Canada                5,575      5,335      10,910    1,901     1,750     3,650       427       408        834  12/30/02   1/15/03
                   ---------  ---------   ---------  -------   -------   -------   -------   -------    -------
 Total             1,103,189  1,116,910   2,220,100  265,719   271,525   537,244   118,095   116,839    234,934
                   =========  =========   =========  =======   =======   =======   =======   =======    =======


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The reporting period for January, 2003 is actually from January 1, 2003 to January 24, 2003.


                                Page 11 of 15                   Schedule:  MOR-7


PSC INC.
                                                                                                                        ----------
CASE #:   02-15876 (SMB)                                                                                                 UNAUDITED
                                                                                                                        ----------
Reporting Period:   January, 2003

SCHEDULE OF PROPERTY TAXES (MOR-8)
                                                                            -------------------------------------------------------
                                                                                                PROPERTY TAXES
--------------------------------------------------------------------------  -------------------------------------------------------
                                                                             1/1 - 1/24  ACCRUED               PAID/        DATE
    Jurisdication             Location           Asset Description           EXPENSED    LIABILITY   TOTAL     (REFUND)     PAID
--------------------------------------------------------------------------  -------------------------------------------------------
Boulder County               Boulder, CO        Tooling (scrapped in 2001)    3,925                   3,925      3,925    1/16/2003
Miami Dade County            Miami, CA          office furniture/equip          222                     222        222    1/16/2003
Citicorp Vendor Finance      Philadelphia, PA   2 photo copiers                 132                     132        132    1/16/2003
Siemens Financial            Chicago, IL        Manufacturing Equip.         25,881                  25,881                Not Due
Clark County                 Vancouver, WA      Tooling                      18,490                  18,490     34,233    1/31/2003
Clark County                 Vancouver, WA      Refund of prior payments                                        (8,611)
Nielsen Family Partnership   Eugene, OR         Building Rent                 5,911                   5,911      5,911    1/16/2003
Sonoma County                Sonoma, CA                                         239                     239        239    1/16/2003
Lane County                  Eugene, OR         various asset classes                      27,102    27,102
                                                                             ------------------------------------------
TOTAL                                                                        54,800        27,102    81,902     36,051
                                                                             ==========================================

                                Page 12 of 15                   Schedule:  MOR-8


PSC INC.

CASE #:   02-15876 (SMB)
                                                                                                       ----------------------------
REPORTING PERIOD:   JANUARY, 2003                                                                               UNAUDITED
                                                                                                       ----------------------------
SCHEDULE OF INCOMETAXES (MOR-9)



                                ---------------------------------------------------------------------------------------------------
                                    12/31/2002          TAX         TAX         TAX           TAX               1/24/2003
                                   TAX LIABILITY      REFUNDS       DUE       WITHHELD     PAYMENTS           TAX LIABILITY
                                ---------------------------------------------------------------------------------------------------
Federal Income Tax                             -           -           -            -             -                       -
                                                                                    -
State Income Tax                               -           -           -            -             -                       -
      Pennsylvania Refund                      -           -           -            -             -                       -
      NY State Refund                          -           -           -            -             -                       -

Foreign Income Tax                             -           -           -            -             -                       -



                                --------------------------------------------------------------------------------------------
TOTAL                                          -           -           -            -             -                       -
                                ============================================================================================

                               Page 13 of 15                   Schedule:  MOR-9


PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:   JANUARY, 2003
$ AMOUNTS IN THOUSANDS

SCHEDULE OF ACCOUNTS RECEIVABLE (MOR-9)
                                                                                                            ------------------
                                                                                                                UNAUDITED
                                                                                                            ------------------
                                                                                                             January 24, 2003
                                                                                                            ------------------
US                                                                                                                     15,668
Europe                                                                                                                 13,253
Asia                                                                                                                    1,908
Total Accounts Receivable                                                                                              30,829
                                                                                                            ------------------
Allowance For Doubtful Accounts                                                                                          (647)
                                                                                                            ------------------
    Net Accounts Receivable                                                                                            30,182
                                                                                                            ==================

                               Page 14 of 15                   Schedule:  MOR-9

PSC INC.

Case #:   02-15876 (SMB)
Reporting Period:   January, 2003
                                                           ------------------
DEBTOR QUESTIONNAIRE (MOR-10)
                                                            January 24, 2003
Must be completed each month                                Yes           No
-----------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the                   X
     normal course of business this period? If yes, provide an explanation below.

2. Have any funds been disbursed for any account other                   X
     than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed?       X
     If no, provide an explanation below.

4. Are workers compensation and general liability and other   X
      necessary insurance coverages in effect? If no, provide an explanation below.

5)   All insurance policies are fully paid for the current    X
       period.

6)  All amounts relating to workers compensation and          X
    disability insurance have been paid for the current period.


                               Page 15 of 15                   Schedule:  MOR-10

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:    JANUARY, 2002

NOTES TO FINANCIALS

1.  THE COMPANY

The accompanying financial statements are comprised of the accounts of PSC Inc. (a New York corporation) (the Company) and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain schedules have been provided to provide direct cash receipts and disbursement information that relates solely to the debtors.

On November 22, 2002, PSC Inc. and PSC Scanning, Inc. (both US corporations) (the debtors) filed for protection from creditors under Chapter 11, of the US Bankruptcy Code. The Company filed a Plan of Reorganization outlining its anticipated treatment of various creditor classes on the same date. At the time of the filing, the debtors had negotiated a Debtor-In-Possession financing arrangement (DIP financing) to provide up to $20 million in working capital for the period of reorganization, subject to certain performance covenants. This DIP financing was subsequently approved by the Bankruptcy Court. As of January 24, 2002, the Company was in compliance with all performance covenants.


2.  SUMMARY OF SIGNIFIGANT ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to revenue recognition, bad debts, inventories, warranty obligations, and income taxes. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We believe the following critical accounting policies and the related judgments and estimates affect the preparation of our consolidated financial statements.

The Company reports its results from operations on a fiscal month reporting basis. As such, the first and second month of each quarter is a 4-week month and the third month of each quarter is a 5-week month. At yearend, the last month of the year is extended or reduced so that the year end falls on the last day of the calendar year. Management believes that this reporting policy facilitates effective management of the business. However, for monthly reporting purposes, comparability of monthly results can be affected by the differences in the length of the reporting period.

REVENUE RECOGNITION. Our policy is to recognize revenue upon delivery of our products to our customers and the fulfillment of all contractual terms and


                               Page 1 of 3                   Schedule:  MOR-11
conditions, pursuant to the guidance provided by Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101), issued by the Securities and Exchange Commission.

Revenue related to the sales of the Company's scanning products is generally recognized when products are shipped or services are rendered, the risk of loss has passed to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. Some distributors and dealer agreements allow for return of product and/or price protection under certain conditions within limited time periods. The Company maintains a reserve for sales returns and price adjustments based on historical experience and other qualitative factors. Estimated sales returns and price protection amounts are reserved for against revenue in the month in which it is recognized. These estimates have not differed materially from actual results. Service and maintenance sales are recognized over the contract term.

ALLOWANCE FOR DOUBTFUL ACCOUNTS. Our policy is to maintain allowances for estimated losses resulting from the inability of our customers to make required payments. Credit limits are established through a process of reviewing the financial history and stability of each customer. Where appropriate, we obtain credit rating reports and financial statements of the customer when determining or modifying their credit limits. We regularly evaluate the collectibility of our trade receivable balances based on a combination of factors. When a customer's account balance becomes past due, we initiate dialogue with the customer to determine the cause. If it is determined that the customer will be unable to meet its financial obligation to us, such as in the case of a bankruptcy filing, deterioration in the customer's operating results or financial position or other material events impacting their business, we record a specific allowance to reduce the related receivable to the amount we expect to recover given all information presently available.

We also record an allowance for all other customers based on certain other factors including the length of time the receivables are past due and historical collection experience with individual customers. If the financial conditions of those customers were to deteriorate, however, resulting in their inability to make payments, we may need to record additional allowances, which would result in additional selling, general and administrative expenses being recorded for the period in which such determination was made.

INVENTORY RESERVES. As a designer and manufacturer of bar code verification products, we are exposed to a number of economic and industry factors that could result in portions of our inventory becoming either obsolete or in excess of anticipated usage. These factors include, but are not limited to, technological changes in our markets, our ability to meet changing customer requirements, competitive pressures in products and prices, and the availability of key components from our suppliers. Our policy is to establish inventory reserves when conditions exist that suggest that our inventory may be in excess of anticipated demand, or is obsolete based upon our assumptions about future demand for our products and market conditions. We regularly evaluate the ability to realize the value of our inventory based on a combination of factors including the following: historical usage rates, forecasted sales or usage, product end of life dates, estimated current and future market values and new product introductions. Purchasing requirements and alternative usage avenues are explored within these processes to mitigate inventory exposure. When recorded, our reserves are intended to reduce the carrying value of our inventory to its net realizable value.

PRODUCT WARRANTIES. Our products are sold with warranty provisions that require us to remedy deficiencies in quality or performance of our products over a specified period of time at no cost to our customers. Our policy is to establish

                               Page 2 of 3                   Schedule:  MOR-11
warranty reserves at levels that represent our estimate of the costs that will be incurred to fulfill those warranty requirements at the time that revenue is recognized. We believe that our recorded liability at December 31, 2002, is adequate to cover our future cost of materials, labor and overhead for the servicing of our products sold through that date. If actual product failures, or material or service delivery costs differ from our estimates, our warranty liability would need to be revised accordingly.

INCOME TAXES. The Company has recorded a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized. The Company has assessed the valuation allowance based upon our estimate of future taxable income covering a relatively short time horizon given the volatility in the markets we serve and our historic operating results. External market data is considered in this evaluation. The availability of tax planning strategies to utilize our recorded deferred tax assets is also considered.

DEBT. Prepetition senior secured and subordinated unsecured debt was acquired from the Company's prior lenders by affiliates of Littlejohn & Co., LLC (Littlejohn), a private investment firm based in Greenwich, Connecticut. Littlejohn makes control equity investments in mid-sized companies that can benefit from operational or financial restructuring. Immediately following the debt purchase, and agreement with the terms of an arrangement between Littlejohn and the Company, the debtors filed a petition from protection from creditors under Chapter 11 of the US Bankruptcy Code. Simultaneously with the filing of the bankruptcy petition, the debtors also filed a Plan of Reorganization (the
Plan) which, among other provisions, contemplates that all pre-petition debt will be converted to equity upon confirmation of the Plan.

As an integral part of the arrangement between Littlejohn and the Company, a DIP financing arrangement was agreed upon, to provide working capital financing during the period of reorganization, for amounts up to $20 million. The DIP financing arrangement provides that the Company maintain certain financial and non-financial performance covenants, including minimum revenue, cash receipts and cash disbursements results and well as cash flow and EBITDA performance measurements. In addition, there are certain non-financial performance measures related to progressing efficiently through the reorganization process. The DIP financing arrangement expires on March 31, 2003.

GOODWILL. In November 2002, in conjunction with the filing of the Chapter 11 reorganization, all goodwill was determined to be impaired. The write-off resulted in a charge of $63 million recorded in November 2002.

                               Page 3 of 3                   Schedule:  MOR-11